MANAGERS AMG FUNDS

YACKTMAN FOCUSED FUND

Supplement dated December 2, 2013 to the Summary Prospectus dated April 29, 2013

The following information supplements and supersedes any information to the contrary relating to Yacktman Focused Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Summary Prospectus dated April 29, 2013 (the “Summary Prospectus”).

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus dated April 29, 2013, as supplemented December 2, 2013, and statement of additional information dated April 29, 2013, are incorporated by reference into this summary prospectus.

Effective December 2, 2013, unless otherwise noted in the Prospectus, the initial investment minimum for Institutional Class shares of the Fund purchased for regular accounts will be reduced from $1,000,000 to $100,000. The initial investment minimum for Institutional Class shares of the Fund purchased for individual retirement accounts and the additional investment minimum for Institutional Class shares of the Fund purchased for all accounts remains $50,000 and $1,000, respectively.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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